INVESTOR PRESENTATION

SECOND QUARTER 2020

NASDAQ: **CCBG**

Capital City Bank Group

FORWARD-LOOKING STATEMENT

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, which could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: Our ability to successfully manage interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes, including the Dodd-Frank Act, Basel III, and the ability to repay and qualified mortgage standards; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our loan loss provision, deferred tax asset valuation and pension plan; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is now subject to our compliance with real estate markets; changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of harsh weather conditions, including hurricanes, and man-made disasters; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; changes in accounting principles, policies, practices or guidelines; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the Company' others filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov). Forward-looking statements in this presentation speak only as of the date of this presentation. The Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

CORPORATE PROFILE

- Oldest Florida-based Publicly Traded Bank
- Managed Multiple Business Cycles Successfully
- $3.5B Assets
- Loans HFI: $2.0B/Deposits: $3.0B
- 85% Florida/15% Georgia
- 50/50 Mix of Consumer and Commercial Clients
- $1.8B Assets Under Management



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
57 OFFICES
FLORIDA
Fort Myers
Miami

CORPORATE PROFILE

25 Years

Experienced Management
Average of 25 Years' Experience with CCBG

Ownership
~60% Retail/40% Institutional
~ 17% Insider

60/40

$352M

Market Cap(1)
$352 Million

(1) As of 06/30/20

FLORIDA AT A GLANCE

- Highest Migration Rate in U.S.
- 3rd Most Populous State - Projected Population Growth 2X National Average
- Projected Population Change (2020-2025) of 6.6%
- Business-friendly State with No Personal Income Tax



Government
Higher Education
Healthcare
Agriculture
Manufacturing
Retail Distribution
Professional Associations
Retirees
Tourism
Defense
Technology
Transportation

GROWTH MARKETS

TALLAHASSEE MSA

Total Deposits *(in Thousands)*	$1,276,973
Market Share[1]	14.7%
Market Share Rank[1]	#2
Top 3 Industries	Government, Education, Professional
Projected Population Growth[2]	4.5%
Projected HH Income Growth[2]	11.9%

MACON MSA

Total Deposits *(in Thousands)*	$87,076
Market Share[1]	2.3%
Market Share Rank[1]	#8
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[2]	1.6%
Projected HH Income Growth[2]	8.6%

GAINESVILLE MSA

Total Deposits *(in Thousands)*	$377,325
Market Share[1]	7.3%
Market Share Rank[1]	#7
Top 3 Industries	Education, Healthcare, Retail Distribution
Projected Population Growth[2]	5.3%
Projected HH Income Growth[2]	9.2%

RURAL COMBINED - 15 Markets[3]

Total Deposits *(in Thousands)*	$857,663
Market Share[1][3]	10.3%
Market Champions	Agriculture, Manufacturing, County Seat

- Top 3 Market Share in 10 of 15 Markets

(1) Source: S&P Global Market Intelligence as of 6/30/2019
(2) Projected Change from 2020-2025 (Nielsen)
(3) Excludes Markets with < 2% Share

DEPOSIT PORTFOLIO DETAIL

Deposit Portfolio Composition



4%
8%
15%
43%
30%
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

Deposit Portfolio Highlights

- CAGR of ~ 10% DDA, ~ 2.3% MMA/SAV/NOW
- 89% Core Deposit[1] to Total Deposit

Total Deposit Growth



2,283
169
256
292
780
786
2,372
151
258
325
806
832
2,423
132
251
351
781
908
2,538
114
235
370
805
1,012
2,668
105
217
394
799
1,152
0
2016
2017
2018
2019
1H20
Deposit inflows from Pandemic Stimulus Programs $243M

	2016	2017	2018	2019	1H20
Total Cost of Funds - CCBG[2]	0.13%	0.16%	0.27%	0.35%	0.18%
Total Cost of Funds - Peer[3]	0.48%	0.53%	0.66%	0.89%	0.74%

Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

(1) Total Deposits less CDs
(2) YTD
(3) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S+P Market Intelligence)

LOAN PORTFOLIO DIVERSIFICATION

Loan Portfolio[1]
$2,022,177


1%
6%
10%
33%
12%
17%
21%
Commercial R/E
Commercial Loans
Residential R/E
Indirect Auto
Home Equity R/E
Construction R/E
Direct Consumer

Top 10 loans represent 6% of total loans

CRE Composition
$559,689
170% of Tier 1 Capital


3%
1%
9%
21%
66%
Improved Property
Construction
Vacant Land
Condos
Land Development

Improved Property Composition
$371,600


3%
7%
7%
24%
9%
10%
23%
17%
1-4 Residential
Retail
Hotel/Motel
Office
Other
Multi-Family
Industrial/Warehouse
Gas Station/C-Store

(1) 2Q2020-EOM

CREDIT QUALITY

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **12 basis points**
- **Strong credit** quality metrics at June 30, 2020
- Reserve build of **$5.3 million** in response to Pandemic exposure
- Brings ACL coverage to **1.23% of loans** (ex-SBA/PPP)
- COVID-19: **70% of Loans** extended have resumed payments
- ~ **5% of total loans** still on extension

Classified Loans
(% of Total Loans)


$50M
$40M
$30M
$20M
$10M
$0M
2.64%
$42M
1.87%
$31M
1.29%
$23M
1.13%
$21M
.85%
$17M
4Q16
4Q17
4Q18
4Q19
2Q20

Allowance for Credit Losses Activity


$25M
$20M
$15M
$10M
$5M
$0M
$13.4M
$14.2M
2016
2017
2018
2019
2Q20

(000's)	2016	2017	2018	2019	2Q20	
Provision for Credit Losses[1]	819	2,215	2,921	2,027	6,605	5.3M
CECL Adoption	-	-	-	-	3,269	
Net Charge-Offs	1,341	2,338	2,018	2,332	1,322	

Allowance for Credit Losses ("ACL") — ACL Coverage Ratio (Period-End) — Net Charge Ratio

Non-Performing Loans
(% of Loans)


$12M
$8M
$4M
$0M
0.54%
$8.5M
0.45%
$7.1M
0.39%
$6.8M
0.24%
$4.4M
0.34%
$6.9M
4Q16
4Q17
4Q18
4Q19
2Q20

(1) HFI Loans - does not include 400K for unfunded loans.

STRONG CAPITAL POSITION



Capital To Execute
$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
2016
2017
2018
2019
2Q20
Common Equity
Excess Regulatory Capital



Staying Power
20
15
10
5
0
16.28%
6.90%
9.25%
17.10%
7.09%
9.52%
17.13%
7.58%
9.63%
17.90%
8.06%
10.26%
17.81%
7.21%
10.16%
2016
2017
2018
2019
2Q20
Risk Based Capital - CCBG
Tangible Common Equity - CCBG[1]
Tangible Common Equity - Publicly Traded $1-$5 Billion SE Banks

(1) Adjusted Non-GAAP, See Appendix for Reconciliation.

STRATEGIC INITIATIVES: Three Pillars of Execution

DRIVE REVENUES

Generate Loan Growth > Interest Rate Profile > Grow & Diversify Fee Income

DISCIPLINED EXPENSE MANAGEMENT

Committed to Expense Reduction > Efficiency Initiatives in Motion

EFFECTIVELY DEPLOY CAPITAL

Organic Growth > Return Capital > Leverage Capital

> Executed Under a Strong Risk Management & Credit Culture <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME[1]



2%
2%
1%
6%
30%
11%
10%
9%
11%
18%

$53.8 Million

- Commercial R/E
- Residential R/E
- Investment Securities
- Home Equity R/E
- Indirect Auto
- Commercial Loans
- Construction R/E
- Funds Sold
- Direct Consumer
- Fees on Loans

FEE INCOME[1]



10%
11%
46%
47.1%
of Operating
Revenues
14%
19%

$45.6 Million

- Mortgage Banking Fees - CCHL (51% ownership)
- Deposit Fees
- Bank Card Fees
- Wealth Management Fee
- Other

(1) YTD

DRIVE REVENUES

Generate Loan Growth



Period End Loans
($ In Millions / % Growth(1))
$2500
$2000
$1500
$1000
$500
$0
4.6%
$1,561
5.9%
$1,653
7.3%
$1,774
3.5%
$1,836
10.1%
$2,022
$190M in SBA PPP Loans
2016
2017
2018
2019
2Q20



Growth By Segment(2)
-$20M -$10M 0 $20M $40M $60M $80M $100M $120M $140M $160M
Commercial Loans 59.0%
Construction R/E 16.2%
Commercial R/E 7.8%
Residential R/E 1.1%
-3.5% Home Equity R/E
-12.3% Direct Consumer
-7.0% Indirect Auto
-59.2% Other - LIP

(1) Year over year
(2) 2020 vs. 2019

DRIVE REVENUES

Interest Rate Profile

Loan Repricing



2%
1%
1%
8%
19%
18%
51%
Overnight
12 Months(1)
24 Months
36 Months
48 Months
60 Months
>60 Months

Rate Mix



39% Fixed
41% Adjustable
20% Variable
$2,022
(in millions)

- 61% of Loan Portfolio is Variable or Adjustable
- 70% of Loan Portfolio Reprices within One Year
- Deposit Beta[2] of 12% in Last Up-Rate Cycle[3]

(1) Includes $190 Million SBA/PPP loans
(2) Total Beta - includes NIB accounts
(3) Q3.2015 to Q2.2019 ~ 225 bps

DRIVE REVENUES

Grow and Diversify Fee Income

Fee Income Mix
(In Millions)



$50M
$40M
$30M
$20M
$10M
0
$25,322
$2.2M
$2.1M
$4.7M
$5.8M
$9.5M
$45,677
$4.7M
$20.1M
$5.1M
$6.1M
$8.7M
2019(1)
2020(1)
Deposit Fees
Bank Card Fees
Wealth Management Fees
Mortgage Banking Fees
(CCHL - 51% ownership)
Other Fees

Growth Initiatives



Free to Fee Checking
Grow Wealth Management Assets
Improve Card Utilization
Leverage Working Capital Finance Platform
Residential Originations

(1) YTD

EXPENSE MANAGEMENT

Continued Focus on Expense Control

Noninterest Expense Trend



$113.2M
$32.1M
$18.3M
$15.2M
$47.6M
$109.4M
$29.3M
$17.8M
$15.8M
$46.2M
$111.5M
$29.0M
$18.5M
$15.9M
$48.1M
$113.6M
$28.9M
$18.4M
$15.6M
$50.7M
$56.6M
$14.7M
$9.1M
$8.0M
$24.8M
$68.2M
$13.5M
$12.4M
$9.8M
$7.4M
$25.1M
2016
2017
2018
2019
1H19
1H20
Salaries
Associate Benefits
Net Occupancy
Other Expense
CCHL

HIGHLIGHTS

- Continued control of expenses at Core CCBG
- Integration of CCHL late in 1Q.2020 added expenses, but improved efficiency due to revenues gains
- Efficiency Ratio of 66.9% for 2Q.2020 versus 73.0% for 2Q.2019
- Initiatives in Motion *(See Slide 17 for Detail):*
  - – Banking Office Optimization
  - – Process Improvement
  - – Digital

EXPENSE MANAGEMENT

Efficiency Initiatives in Motion

Banking Office Optimization	Process Improvement	Digital	Support Growth
Sale/Leaseback Reduce SF	Consolidate Platforms	Online Deposit Opening	Account Acquisition
Close/Sell	Electronic Documents	Account Opening	Onboarding
Office/Market ROA Reviews	Eliminate Non-Value-Added Task	Virtual Tellers	Client Profitability
		Mobile & Online	Client Segmentation
		Digital Lending	

EXPENSE MANAGEMENT

Investing in Technology

- **7:1 digital** client interactions to in-office transactions – June 2020
- **30%** of offices with **extended-hours Interactive Teller Machines**
- **49%** of offices offering **instant issue debit cards**
- **P2P** – June 2019
- **37% increase in mobile logins** from January 2018 to June 2020
- **Replaced entire ATM fleet** with image-enabled deposit-capable terminals – March 2020
- Major upgrade to end-to-end **online deposit account opening** – 3Q2020
  (the "end-to-end" is significant because it is common for banks to still require new clients to come in to sign the signature card or complete other docs)
- **Video banking** with document sharing & electronic signing capabilities – 4Q2020
- Opening **3rd digital office** (no teller line) – 4Q2020

EFFECTIVELY DEPLOY CAPITAL

ORGANIC GROWTH	• Technology Investments • Leverage Infrastructure
RETURN CAPITAL	• Dividend • Share Repurchase Program
LEVERAGE CAPITAL	• M&A Opportunities • Non-Bank Businesses

ACQUISITION OPPORTUNITY

PROFILE

- Banks with $100-500M Assets
  ~250 Total Banks
- TBV Pricing Attractive

TARGETS

- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear


Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Jacksonville
Mobile
Tallahassee
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami
0
125 Miles
250 Miles
500 Miles
0
125 KM
250 KM
500 KM

2020 FOCUS

BROADER BASED LOAN GROWTH	• Small Business, Commercial Real Estate, Residential Real Estate, WCF/ABL, and Participations/Pools
IMPLEMENT FEE INCOME INITIATIVES	• New Checking Account Platform, Account Acquisition, and Strategies to Drive Interchange Revenues
EVALUATE ACQUISITION OPPORTUNITIES	• Evaluate Both Bank and Non-Bank Opportunities

WHY CCBG?

- ↘Florida is Growing
- ↘Growth Measures Nearing Prior Peaks
- ↘Stable Markets
- ↘Strong Deposit Franchise
- ↘Asset Sensitive Balance Sheet
- ↘Strong Capital – Ability to Deploy
- ↘Insider Ownership
- ↘Seasoned and Experienced Bankers
- ↘Low Execution Risk
- ↘CCBG is One of the Few Remaining "Pure Plays" in Florida

Capital City Bank Group®



APPENDIX

Capital City Bank Group

QUARTERLY RESULTS



0.90
0.75
0.60
0.45
0.30
0.15
0.00
0.27
0.44
0.00
0.46
0.34
0.41
0.35
0.42
0.35
0.50
0.50
0.55
0.38
0.57
0.44
0.62
0.50
0.73
0.51
0.66
0.25
0.56
0.55
0.84
3Q17
4Q17*
1Q18**
2Q18**
3Q18**
4Q18***
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

*Includes Deferred Tax Re-Measurement Expense of $0.24 per Share

**Includes Tax Benefits $0.09, $0.08, and $0.02 per share for 1Q, 2Q, and 3Q respectively related to 2017 Plan Year Pension contributions

***Includes Tax Benefit of $0.02 per share related to a premises cost segregation analysis

(1) Adjusted Non-GAAP; See Appendix for Reconciliation

SECOND QUARTER 2020

(Dollars in thousands)	2Q.2020 Core CCBG	2Q.2020 CCHL	1Q.2020 Core CCBG	$ Change Core CCBG	% Change Core CCBG
Net Interest Income	25,349	109	25,757	(408)	-1.6%
Provision for Credit Losses	2,005	-	4,990	(2,985)	-59.8%
Deposit Fees	3,756	-	5,015	(1,259)	-25.1%
Bank Card Fees	3,142	-	3,051	91	3.0%
Wealth Management Fees	2,554	-	2,604	(50)	-1.9%
Mortgage Banking Fees	241	17,573	1,138	(897)	-78.8%
Other	1,147	1,786	1,459	(312)	-21.4%
Total Noninterest Income	10,840	19,359	13,267	(2,427)	-18.3%
Salaries	11,596	8,381	13,488	(1,892)	-14.0%
Other Associate Benefits	3,477	204	3,957	(480)	-12.1%
Total Compensation	15,073	8,585	17,445	(2,372)	-13.6%
Occupancy, Net	5,030	768	4,748	282	5.9%
Other	6,599	1,248	5,797	802	13.8%
Total Noninterest Expense	26,702	10,601	27,990	(1,288)	-4.6%
Operating Profit	7,482	8,867	6,044	1,438	23.8%
Income Taxes	1,785	187	1,469	317	21.6%
Net Income (Before CCHL)	5,697	8,680	4,575	1,121	24.5%
CCHL 51% Interest, net of tax	3,450	3,450	(288)	3,738	1097.8%
CCBG Consolidated Net Income	9,146	-	4,287	4,859	113.3%
CCBG Consolidated Diluted EPS	0.35	0.20	0.27	0.08	26.9%

0.55

(1) 51% Ownership Interest in CCHL was acquired on March 1, 2020 - Q1.2020 impact was immaterial

HIGHLIGHTS

- Return on assets improved to 1.10% and efficiency ratio to 67%
- Diversified revenue and strong balance sheet continue to buffer impact of pandemic and lower interest rates
- Strong performance by Capital City Home Loans ("CCHL") contributed significantly ($0.20/share)
- Pandemic related stimulus programs contributed $190 million in loan growth and deposit balances totaling $243 million
- Deferred loan fees from SBA PPP loan originations totaled $6.3 million
- SBA PPP and Pandemic related expenses in Q2 totaled $0.8 million – will phase out over time

SUPPORTING OUR CLIENTS

LOAN EXTENSIONS - COVID-19

Through July 9, 2020	Number of Loans	Loan Amount *($ in thousands)*	% of Loans Extended	
			Number of Loans	Loan Amount
Loans Extended	2,217	$330,406		
Loans Resuming Payments	(1,708)	(234,610)	77%	**71%**
Loans Still on Extension	509	95,796	23%	29%
Still on Extension: From First Extension				
Commercial	175	49,061	51%	
Consumer	207	11,176	12%	
Still on Extension: From Second Extension				
Commercial	53	31,666	33%	
Consumer	74	3,893	4%	
Total Loans Still on Extension	509	$95,796		
Total Loans Outstanding (Ex-SBA/PPP)		1,832,177		
% Total $ Loans Still on Extension		**5.2%**		

Commercial Loans Still on Extension: By Segment	# Loans	$ Loans	#	$
Hotel/Motel	9	27,068	4%	34%
Restaurant	4	1,978	2%	2%
Retail and Shopping Centers	10	11,915	4%	15%
Churches, NP, Education, Recreation	17	12,760	8%	16%
Other	188	27,007	82%	33%
	228	80,727		

SBA-PPP RESULTS

Through June 30, 2020:

- Funded 2,208 loans totaling **$193 million**
- **$190 million** balance at June 30, 2020
- Average Loan Size was **$86,000**
- Supported Approximately **30,000 Jobs**

FINANCIAL HIGHLIGHTS

Dollars in Thousands, except Earnings per Share	2014	2015	2016	2017	2018	2019	YTD 2020
Interest Income	$78,221	$79,658	$81,154	$86,930	$99,395	$112,836	$53,877
Interest Expense	3,580	3,307	3,189	3,948	6,891	9,493	2,646
Net Interest Income	74,641	76,351	77,965	82,982	92,504	103,343	51,231
Provision for Credit Losses	1,905	1,594	819	2,215	2,921	2,027	6,995
Noninterest Income	52,536	54,091	53,681	51,746	51,565	53,053	45,677
Noninterest Expense	114,358	115,273	113,214	109,447	111,503	113,609	68,272
Income Taxes	1,654	4,459	5,867	12,203	3,421	9,953	4,232
Less: NCI	—	—	—	—	—	—	3,976
Net Income - Common	9,260	9,116	11,746	10,863	26,224	30,807	13,433
Diluted Earnings Per Share - Common	.53	.53	.69	.64	1.54	1.83	0.80
Ratios							
Return on Average Assets	.36%	.34%	.43%	.39%	.92%	1.03 %	0.85 %
Return on Average Equity	3.27	3.31	4.22	3.83	8.89	9.72	8.12
Net Interest Margin	3.36	3.31	3.25	3.37	3.64	3.85	3.59
Net Charge-offs to Average Loans	.53	.35	.09	.14	.12	0.13	0.14
Efficiency Ratio (FTE)	89.68	87.94	85.34	80.50	77.05	72.40	70.30
Dividend Payout Ratio	16.98	24.53	24.64	37.50	20.78	26.23	34.81

FINANCIAL HIGHLIGHTS

As of Period-End *Dollars in Thousands*	2014	2015	2016	2017	2018	2019	2Q20
Investments	$505,129	$638,920	$700,099	$697,590	$663,477	$643,140	$573,358
Loans Held for Investment	1,431,375	1,492,275	1,561,289	1,653,492	1,774,225	1,835,929	2,022,177
Total Assets	2,627,169	2,797,860	2,845,197	2,898,794	2,959,183	3,088,953	3,499,524
Noninterest Bearing Deposits	659,115	758,283	791,182	874,583	947,858	1,044,699	1,377,033
Interest Bearing Deposits	1,487,679	1,544,566	1,621,104	1,595,294	1,583,998	1,600,755	1,577,963
Total Deposits	2,146,794	2,302,849	2,412,286	2,469,877	2,531,856	2,645,454	2,954,996
Capital	272,540	274,352	275,168	284,210	302,587	327,016	335,057
Ratios							
Risk Based Capital	17.76%	17.25%	16.28%	17.10%	17.13%	17.90%	17.81 %
Tangible Equity	7.38	6.99	6.90	7.09	7.58	8.06	7.21
Nonperforming Assets to Total Assets	2.00	1.06	0.67	0.38	0.31	0.18	0.23
Reserve to Loans (ex. SBA PPP)	1.22	0.93	0.86	0.80	0.80	0.75	1.23
Reserve to Nonperforming Loans	104.60	135.40	157.40	185.87	206.79	310.99	322.37

MARKET DEMOGRAPHIC

ANCHOR AND SMALL-TOWN AMERICA MARKETS MORE STABLE AND PREDICTABLE.

	Population Growth Rate		Household	
	2010-2020	2020-2025	Median Income 2020	Projected Change 2020-2025
Tallahassee MSA	7.00%	4.50%	$55,732	11.91%
CCBG Florida Markets	13.15%	5.59%	$52,521	9.59%
Florida	15.92%	6.63%	$58,586	11.56%
US	7.00%	3.27%	$66,010	9.87%

Sources: S&P Global Market Intelligence; ESRI; US Census Bureau

DEPOSIT MARKET SHARE

State	Number of Offices	CCBG Deposits in Market ($000)*	Percent of Total CCBG Franchise	Ranking: Counties with 2019 Market Share in Top 4	Deposit Market Share**
Florida	47	$2,283,096	87.04%	12 of 18	8.26%
Georgia	8	$286,551	11.03%	2 of 4	5.09%
Alabama	2	$29,390	1.13%	–	8.70%
TOTALS	**57**	**$2,599,037**	**100.00%**	–	

- Market Share Gives Pricing Leverage
- Keeps Cost of Funds Low
- Organic Growth Going Forward

** Sources: SNL Balances as of 6/30/2019*
*** CCBG Aggregate Market Share for Counties Where CCBG Has a Market Share of >.50%.*

ANALYST ESTIMATES

ANALYST	2020 EPS	PRICE TARGET	RATING
HOVDE	$1.37	$20.00	Market Perform
KBW	$1.35	$26.00	Market Perform
Janney/FIG	$1.87	$20.00	Neutral
Piper/Sandler	$1.50	$20.00	Neutral

NON-GAAP FINANCIAL MEASURES

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2014	2015	2016	2017	2018	2019	2Q20
TANGIBLE COMMON EQUITY RATIO								
Shareowners' Equity (GAAP)		$272,540	$274,352	$275,168	$284,210	$302,587	$327,016	$335,057
Less: Goodwill (GAAP)		$84,811	$84,811	$84,811	$84,811	$84,811	$84,810	$89,095
Tangible Shareowners' Equity (non-GAAP)	A	$187,729	$189,541	$190,357	$199,399	$217,776	$242,206	$245,962
Total Assets (GAAP)		$2,627,169	$2,797,860	$2,845,197	$2,898,794	$2,959,183	$3,088,953	$3,499,524
Less: Goodwill (GAAP)		$84,811	$84,811	$84,811	$84,811	$84,811	$84,810	$89,095
Tangible Assets (non-GAAP)	B	$2,542,358	$2,713,049	$2,760,386	$2,813,983	$2,874,372	$3,004,143	$3,410,429
Tangible Common Equity Ratio	A/B	7.38%	6.99%	6.90%	7.09%	7.58%	8.06%	7.21%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2017	2018	2019	2Q20
PRE-TAX PRE-CREDIT COSTS Per Diluted Share					
Income Before Income Taxes (GAAP)		$23,066	$29,645	$40,761	$21,641
Plus: Provision for Loan Losses (GAAP)		$2,215	$2,921	$2,027	$6,995
Plus: Other Real Estate Owned Expense (GAAP)		$1,135	($442)	$545	($682)
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$26,416	$32,124	$43,333	$27,954
Average Diluted Common Shares (GAAP)	B	17,013	17,072	16,827	16,844
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$1.55	$1.88	$2.58	$1.66

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com